                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 9, 2004

                            R. G. BARRY CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Ohio                       1-8769                     31-4362899
  ---------------             ----------------           -------------------
  (State or other             (Commission File               (IRS Employer
  jurisdiction of                  Number)                Identification No.)
  incorporation)

               13405 Yarmouth Road N.W., Pickerington, Ohio 43147
               --------------------------------------------------
              (Address of principal executive offices) (Zip Code)

                                 (614) 864-6400
               --------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                               -----------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS.

Item 1.01       Entry into a Material Definitive Agreement.

      On March 10, 2004, R. G. Barry Corporation (the "Company") entered into an Executive Employment Contract (the "Employment Contract") with Thomas M. Von Lehman for Mr. Von Lehman to serve as President and Chief Executive Officer of the Company. The Employment Contract provided for an initial six-month term that may be renewed for additional three-month increments upon the written agreement of the Company and Mr. Von Lehman. The initial term six-month term of the Employment Contract expired on September 9, 2004, and on September 9, 2004, the Company and Mr. Von Lehman entered into an Extension of Executive Employment Contract (the "Extension") that extends the term of the Employment Contract for an additional three-month period, ending on December 9, 2004 (the "Extended Employment Period"). Other than the extension of the term, the Employment Contract remains in full force. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Extension. A copy of the Extension is attached hereto as Exhibit 10.1.

      In connection with the Extension and pursuant to the terms of the Employment Contract, on September 10, 2004, Mr. Von Lehman received an additional 50,000 options (the "Options"). The Options were granted under the Company's 2002 Stock Incentive Plan, have an exercise price of $2.58 per share, have a two-year term and will vest at the end of Extended Employment Period unless certain events occur prior to that time. A copy of the form of Stock Option Agreement used for all options granted to Mr. Von Lehman under the 2002 Stock Incentive Plan and pursuant to the terms of the Employment Contract, including the Options, is attached hereto as
      Exhibit 10.2.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      On September 14, 2004, the Company announced the retirement of Mr. Christian Galvis as the Executive Vice President - Operations of the Company, effective September 30, 2004. Mr. Galvis will continue to serve as a director of the Company.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01       Financial Statements and Exhibits.

      (a)   Financial statements of business acquired.

            Not applicable.

      (b)   Pro forma financial information.

            Not applicable.

      (c)   Exhibits.

            Exhibit No.     Description
            -----------     -----------
               10.1         Extension of Executive Employment Contract dated
                            September 9, 2004

               10.2 Form of Stock Option Agreement between the Company and Thomas M. Von Lehman for options granted under the Company's 2002 Stock Incentive Plan and pursuant to the Employment Contract between the Company and Thomas M. Von Lehman dated March 10, 2004

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       R. G. BARRY CORPORATION

September 14, 2004                     By: /s/ Daniel D. Viren
                                          -----------------------------------
                                          Daniel D. Viren
                                          Senior Vice President - Finance, Chief
                                          Financial Officer, Secretary and
                                          Treasurer

                                INDEX TO EXHIBITS

                           Current Report on Form 8-K
                             Dated September 9, 2004

                            R. G. Barry Corporation

Exhibit No.        Description
-----------        -----------
   10.1            Extension of Executive Employment Contract dated September 9,
                   2004

   10.2            Form of Stock Option Agreement between the Company and Thomas
                   M. Von Lehman for options granted under the Company's 2002 Stock Incentive Plan and pursuant to the Employment Contract between the Company and Thomas M. Von Lehman dated March 10, 2004